HENDERSON GLOBAL FUNDS

Henderson European Focus Fund
Henderson Global Technology Fund
Henderson International Opportunities Fund
Henderson Worldwide Income Fund
Henderson U.S. Core Growth Fund

Supplement dated September 20, 2006
to Statement of Additional Information dated May 19, 2006
as supplemented August 22, 2006 and September 5, 2006

Henderson Japan-Asia Focus Fund

Supplement dated September 20, 2006
to Statement of Additional Information dated January 31, 2006

1. The following disclosure replaces the first and second paragraphs in the “FUND INVESTMENTS AND RELATED RISKS - Other Investment Companies” section on page 20 of the Statement of Additional Information dated May 19, 2006:

OTHER INVESTMENT COMPANIES. Each Fund may invest in the shares of other investment companies. As a shareholder of an investment company, a Fund would bear its ratable share of the fund's expenses (which often include an asset-based management fee). Each Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

Each Fund currently intends to limit its investments in securities issued by other investment companies, except investment companies that invest primarily in money market instruments, so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. Consistent with Rule 12d1-1 of the 1940 Act, each Fund may enter into “cash sweep” arrangements and invest in shares of registered unaffiliated money market funds in excess of the above limits. This Rule prohibits the Funds from paying any sales charge or service fee in connection with the purchase, sale or redemption of the money market fund's shares.

2. The following disclosure replaces the first and second paragraphs in the “FUND INVESTMENTS AND RELATED RISKS - Other Investment Companies” section on page 18 of the Statement of Additional Information dated January 31, 2006:

OTHER INVESTMENT COMPANIES. The Fund may invest in the shares of other investment companies. As a shareholder of an investment company, the Fund would bear its ratable share of the fund's expenses (which often include an asset-based management fee). The Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

The Fund currently intends to limit its investments in securities issued by other investment companies, except investment companies that invest primarily in money market instruments, so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Consistent with Rule 12d1-1 of the 1940 Act, the Fund may enter into “cash sweep” arrangements and invest in shares of registered unaffiliated money market funds in excess of the above limits. This Rule prohibits the Fund from paying any sales charge or service fee in connection with the purchase, sale or redemption of the money market fund's shares.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.